UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 14, 2015

APACHE CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	1-4300	41-0747868
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

2000 Post Oak Boulevard

Suite 100

Houston, Texas 77056-4400

(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code: (713) 296-6000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.03.	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On May 14, 2015, the stockholders of Apache Corporation (“Apache” or the “Company”) approved an amendment to Apache’s Restated Certificate of Incorporation to eliminate the Company’s classified Board of Directors (the “Board”) to provide for the annual election of all directors.

The foregoing description of the amendment to Apache’s Restated Certificate of Incorporation does not purport to be complete and is qualified in its entirety by reference to the Certificate of Amendment, a copy of which is filed herewith as Exhibit 3.2 and incorporated herein by reference.

On May 14, 2015, the Board amended Apache’s Bylaws, effective immediately, to (i) provide that the Board shall annually elect a chairman of the board; (ii) reflect the consolidation of the stock plan committee into the management development and compensation committee; (iii) provide that the Board shall annually elect the chief executive officer, president, one or more executive vice presidents, one or more senior vice presidents, secretary, controller, treasurer and head of internal audit; (iv) provide that the chief executive officer may appoint or the Board may elect one or more vice presidents, assistant vice presidents, assistant secretaries, assistant treasurers and assistant controllers; (v) provide that any officer of the Company appointed by the chief executive officer may be removed by the chief executive officer; and (vi) make other non-substantive language and conforming changes and other technical edits.

The foregoing description of the amendments to Apache’s Bylaws does not purport to be complete and is qualified in its entirety by reference to the Bylaws, as amended, a copy of which is filed herewith as Exhibit 3.3 and incorporated herein by reference.

Item 5.07	Submission of Matters to a Vote of Security Holders.

At the annual meeting of stockholders of Apache held on May 14, 2015, there were 376,908,825 shares of Apache common stock, par value $0.625 per share, eligible to vote, of which 341,589,175 shares, or 91 percent, were voted.

The matters voted upon, the number of votes cast for or against, as well as the number of abstentions and broker non-votes as to such matters, were as stated below:

•	The following nominees for directors were elected to serve three-year terms expiring at the 2018 annual meeting of stockholders, by the majority of shares voted, excluding abstentions:

Nominee	For	Against	Abstentions	Broker Non-Votes
George D. Lawrence	301,811,237	11,519,027	857,195	27,401,716
John E. Lowe	306,119,590	7,548,714	519,155	27,401,716
Rodman D. Patton	305,879,920	7,402,406	905,133	27,401,716
Charles J. Pitman	305,854,585	7,437,609	895,265	27,401,716

•	The appointment of Ernst & Young LLP as Apache’s independent auditors for fiscal year 2015 was ratified by the majority of shares voted, including abstentions:

For	Against	Abstentions	Broker Non-Votes
338,151,373	2,898,009	539,793	0

•	In a non-binding advisory vote on the compensation of Apache’s named executive officers as disclosed in Apache’s 2015 proxy statement (commonly known as “say on pay”), the compensation of Apache’s named executive officers was approved by the majority of shares voted, including abstentions:

For	Against	Abstentions	Broker Non-Votes
255,895,060	56,730,115	1,562,219	24,401,781

•	An amendment to Apache’s Restated Certificate of Incorporation to eliminate the classified board to provide for the annual election of all directors was approved by more than eighty percent (80%) of the shares outstanding, as required by the Restated Certificate of Incorporation:

For	Against	Abstentions	Broker Non-Votes
311,184,591	2,227,559	775,284	27,401,741

•	A shareholder proposal regarding proxy access was approved by the majority of shares voted, including abstentions:

For	Against	Abstentions	Broker Non-Votes
290,383,343	22,799,745	1,004,371	27,401,716

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits.

Exhibit No.	Description

3.1 –	Restated Certificate of Incorporation of Registrant, dated September 19, 2013, as filed with the Secretary of State of Delaware on September 19, 2013 (incorporated by reference to Exhibit 3.2 to Registrant’s Current Report on Form 8-K filed September 20, 2013, SEC File No. 001-4300).

3.2 –	Certificate of Amendment of Restated Certificate of Incorporation of Registrant, dated May 14, 2015, as filed with the Secretary of State of Delaware on May 14, 2015.

3.3 –	Bylaws of Registrant, as amended May 14, 2015.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

APACHE CORPORATION

Date: May 20, 2015	/s/ Cheri L. Peper
	Name:	Cheri L. Peper
	Title:	Corporate Secretary

INDEX TO EXHIBITS

Exhibit No.	Description

3.1 –	Restated Certificate of Incorporation of Registrant, dated September 19, 2013, as filed with the Secretary of State of Delaware on September 19, 2013 (incorporated by reference to Exhibit 3.2 to Registrant’s Current Report on Form 8-K filed September 20, 2013, SEC File No. 001-4300).

3.2 –	Certificate of Amendment of Restated Certificate of Incorporation of Registrant, dated May 14, 2015, as filed with the Secretary of State of Delaware on May 14, 2015.

3.3 –	Bylaws of Registrant, as amended May 14, 2015.